SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        December 8, 2000
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.

The Bylaws of Unocal Corporation and Union Oil Company of California, as amended to become effective January 1, 2001, are filed as exhibits under Item 7(c) of this report.


Item 7.      Financial Statements and Exhibits.

               (c)  Exhibits

               3 Bylaws of Unocal Corporation, as amended to become effective January 1, 2001.

               99 Bylaws of Union Oil Company of California, as amended to become effective January 1, 2001.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               UNOCAL CORPORATION
                                               (Registrant)





Date:  December 8, 2000                       By: /s/ JOE D. CECIL
------------------------                          ------------------------
                                                  Joe D. Cecil
                                                  Vice President and Comptroller
                                       -2-

                                  EXHIBIT INDEX


3 Bylaws of Unocal Corporation, as amended to become effective January 1, 2001.

99 Bylaws of Union Oil Company of California, as amended to become effective January 1, 2001.

                                      -3-